Financial investments (Tables)	12 Months Ended
Dec. 31, 2020
Financial investments
Summary of Financial Investments

	2020	2019
Financial investments (a)	721,935	577,398
Financial investments in foreign currency	542	1,629
Other	517	467
	722,994	579,494
Current	712,645	574,804
Non-current	10,349	4,690
(a)

Financial investments correspond to investments managed by highly rated financial institutions. As of December 31, 2020, the average interest on these investments are equivalent to 101.3% (2019: 99.9%) of the CDI. The average CDI rate during the year was 0.38% per month. The increase in the balance is mainly due to follow-on public offering and loans acquired, as described in Notes 1.2 and 15.